Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement dated November 20, 2013 to the
Statutory Prospectuses for Administrative Class, Institutional Class and Class A, Class B, Class C, Class D,
Class P and Class R Shares of all series of Allianz Funds except for AllianzGI Money Market Fund and
AllianzGI Small-Cap Blend Fund
Dated August 28, 2013 (as supplemented thereafter)
     Disclosure Relating to AllianzGI Large-Cap Growth Fund
Within the Fund Summary relating to AllianzGI Large-Cap Growth Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby revised to remove all references to Peter A. Goetz.
The information relating to AllianzGI Large-Cap Growth Fund contained in the table under “Management of the Funds — Sub-Advisers — AGI U.S.” in the Prospectus is hereby revised to remove all references to Peter A. Goetz.
Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement dated November 20, 2013
to the Statement of Additional Information (the “SAI”)
of all series of Allianz Funds
except for AllianzGI Money Market Fund and AllianzGI Small-Cap Blend Fund
Dated August 28, 2013 (as revised September 20, 2013) (as supplemented thereafter)
     Disclosure Relating to AllianzGI Large Cap-Growth Fund
The subsection captioned “AGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to Peter A. Goetz as a portfolio manager of the AllianzGI Large-Cap Growth Fund.
Please retain this Supplement for future reference.